Exhibit 10.3

EXECUTION COPY

AMENDMENT NO. 1

TO RECEIVABLES POOLING AGREEMENT

Amendment No. 1 to Receivables Pooling Agreement, dated as of December 19, 2014 (this “Amendment”), between GREEN TREE AGENCY ADVANCE FUNDING TRUST I, as issuer (the “Issuer”) and GREEN TREE ADVANCE RECEIVABLES III LLC (the “Depositor”) and consented to by BARCLAYS BANK PLC (“Barclays”), as administrative agent (in such capacity, the “Administrative Agent”) and as purchaser of 100% of the Outstanding Notes (in such capacity, the “Purchaser”).

RECITALS

The Issuer and the Depositor are parties to that certain Receivables Pooling Agreement, dated as of January 16, 2014 (the “Existing Receivables Pooling Agreement”) between the Issuer and the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Existing Receivables Pooling Agreement.

The Issuer, the Depositor, the Administrative Agent and the Purchaser have agreed, subject to the terms and conditions of this Amendment, that the Existing Receivables Pooling Agreement be amended to reflect certain agreed upon revisions to the terms of the Existing Receivables Pooling Agreement.

Pursuant to Section 12(a) of the Existing Receivables Pooling Agreement, the Issuer and the Depositor may amend the Existing Receivables Pooling Agreement by written instrument upon delivery of an Issuer Tax Opinion and with consent of the Administrative Agent and, so long as the Notes are outstanding, the Noteholders of more than the Series Required Noteholders of each Series shall have consented thereto.

In addition, Green Tree Servicing LLC (“Green Tree”), as Servicer, shall promptly notify each Note Rating Agency of any amendment to the Receivables Pooling Agreement and shall furnish a copy of any such amendment to each such Note Rating Agency.

As of the date of this Amendment, there is no Note Rating Agency with respect to the Outstanding Notes.

The Purchaser holds 100% of the Outstanding Notes and therefore represent more than the Series Required Noteholders for each series.

Accordingly, the Issuer, the Depositor, Administrative Agent and the Purchaser hereby agree, in consideration of the mutual promises and mutual obligations set forth herein, that the Existing Receivables Pooling Agreement is hereby amended as follows:

SECTION 1. Amendments. Effective as of the date hereof (the “Effective Date”):

1.1 Section 1 of the Existing Receivables Pooling Agreement shall be amended by adding the following definition in the appropriate alphabetical order:

“Designation Date” A date on which any Pool becomes a Designated Pool after the Closing Date.

1.2 Section 2(a) of the Existing Receivables Pooling Agreement shall be amended by deleting clause (2) of the first sentence of such section in its entirety and replacing it with the following:

(2) each Receivable (i) in existence on any Business Day after the Closing Date and prior to the Receivables Sale Termination Date that arises with respect to any Pool that is subject to any Servicing Agreement that is listed as a “Designated Servicing Agreement” and the related Pool is listed as a “Designated Pool” on the Designated Servicing Agreement Schedule that arose under the Servicing Agreements listed on the Designated Servicing Agreement Schedule as of the Closing Date or (ii) in existence on, or on any date after, the related Designation Date of a Pool that becomes a Designated Pool after the Closing Date (the “Additional Receivables”),

1.3 The second sentence of clause (a) of Section 12 of the Existing Receivables Pooling Agreement shall be amended by deleting such sentence in its entirety and replacing it with the following:

In addition, so long as the Notes are outstanding, this Agreement may not be amended unless either (x) the Series Required Noteholders of each Series shall have consented thereto or (y) (i) the amendment is for a purpose for which the Indenture could be amended without any Noteholder consent and (ii) the Depositor shall have delivered to the Indenture Trustee an officer’s certificate to the effect that the Depositor reasonably believes that any such amendment will not have a material Adverse Effect on the Noteholders of the Notes.

SECTION 2. Representations and Warranties. The Depositor hereby represents and warrants to the Indenture Trustee, the Noteholders, the Purchaser, any Supplemental Credit Enhancement Provider and any Liquidity Provider that it is in compliance with all the terms and provisions set forth in the Existing Receivables Pooling Agreement on its part to be observed or performed, and that no Event of Default has occurred or is continuing, and hereby confirms and reaffirms the representations and warranties contained in Section 4 of the Existing Receivables Pooling Agreement.

SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Receivables Pooling Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms and the execution of this Amendment.

SECTION 4. Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 5. Counterparts. This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

SECTION 6. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

[SIGNATURE PAGES FOLLOW]

EXECUTION COPY

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.

GREEN TREE AGENCY ADVANCE FUNDING TRUST I, as Issuer

By: Wilmington Trust, National Association, not in its individual capacity but solely as Owner Trustee

By:	/s/ Dorri Costello
Name:	Dorri Costello
Title:	Assistant Vice President

Signature Page to Amendment No. 1 to Receivables Pooling Agreement

GREEN TREE ADVANCE RECEIVABLES III LLC, as Depositor

By:	/s/ Cheryl A. Collins
Name:	Cheryl A. Collins
Title:	SVP & Treasurer

Signature Page to Amendment No. 1 to Receivables Pooling Agreement

BARCLAYS BANK PLC, as Administrative Agent

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

Signature Page to Amendment No. 1 to Receivables Pooling Agreement

BARCLAYS BANK PLC, as Purchaser of 100% of the Outstanding Notes

By:	/s/ Joseph O’Doherty
Name:	Joseph O’Doherty
Title:	Managing Director

Signature Page to Amendment No. 1 to Receivables Pooling Agreement